UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2019

SLEEP NUMBER CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

000-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

1001 Third Avenue South, Minneapolis, MN  55404

(Address of principal executive offices)(Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNBR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 15, 2019, Sleep Number Corporation issued a press release announcing results for the fiscal third quarter ended September 28, 2019. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01. OTHER EVENTS

The company also announced a replenishment of the $500 million share repurchase authorization effective at the beginning of the fiscal fourth quarter.

ITEM 9.01.FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated October 15, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION
(Registrant)

Dated: October 15, 2019	By:	/s/ Samuel R. Hellfeld
	Name:	Sam R. Hellfeld
	Title:	Senior Vice President, Chief Legal and Risk Officer